Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year-to-Date
	2019	2018	2019	2018
NET SALES	$3,633.1	$3,494.8	$10,728.0	$10,347.7
COSTS AND EXPENSES
Cost of sales	2,393.6	2,256.4	7,083.1	6,656.5
Gross margin	1,239.5	1,238.4	3,644.9	3,691.2
% of Net Sales	34.1%	35.4%	34.0%	35.7%
Selling, general and administrative	756.1	798.9	2,317.3	2,390.3
% of Net Sales	20.8%	22.9%	21.6%	23.1%
Operating margin	483.4	439.5	1,327.6	1,300.9
% of Net sales	13.3%	12.6%	12.4%	12.6%
Other - net	55.0	59.4	182.6	236.7
(Gain) loss on sales of businesses	—	—	(17.2)	0.8
Restructuring charges	74.0	21.8	91.2	58.1
Income from operations	354.4	358.3	1,071.0	1,005.3
Interest - net	59.7	53.4	177.8	154.2
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	294.7	304.9	893.2	851.1
Income taxes	59.2	56.6	135.5	139.3
NET EARNINGS BEFORE EQUITY INTEREST	235.5	248.3	757.7	711.8
Share of net (losses) earnings of equity method investment	(4.4)	—	1.2	—
NET EARNINGS	231.1	248.3	758.9	711.8
Less: net gain (loss) attributable to non-controlling interests	0.6	0.5	2.2	(0.2)
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$230.5	$247.8	$756.7	$712.0

EARNINGS PER SHARE OF COMMON STOCK
Basic	$1.55	$1.67	$5.11	$4.77
Diluted	$1.53	$1.65	$5.03	$4.68
DIVIDENDS PER SHARE	$0.69	$0.66	$2.01	$1.92
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	148,350	147,964	148,111	149,311
Diluted	150,623	150,599	150,299	152,225

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	September 28, 2019	December 29, 2018
ASSETS
Cash and cash equivalents	$311.7	$288.7
Accounts and notes receivable, net	1,902.6	1,607.8
Inventories, net	2,743.5	2,373.5
Other current assets	370.2	299.4
Total current assets	5,328.0	4,569.4
Property, plant and equipment, net	1,911.9	1,915.2
Goodwill and other intangibles, net	12,813.0	12,441.1
Other assets	1,269.6	482.3
Total assets	$21,322.5	$19,408.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,454.9	$376.1
Current maturities of long-term debt	3.1	2.5
Accounts payable	2,070.3	2,233.2
Accrued expenses	1,913.6	1,389.8
Total current liabilities	5,441.9	4,001.6
Long-term debt	3,908.8	3,819.8
Other long-term liabilities	3,703.6	3,746.7
Stanley Black & Decker, Inc. shareowners’ equity	8,262.3	7,836.2
Non-controlling interests’ equity	5.9	3.7
Total liabilities and shareowners' equity	$21,322.5	$19,408.0

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Third Quarter		Year-to-Date
		2019	2018	2019	2018
	OPERATING ACTIVITIES
	Net earnings	$231.1	$248.3	$758.9	$711.8
	Depreciation and amortization	140.9	129.7	420.4	381.0
	(Gain) loss on sales of businesses	—	—	(17.2)	0.8
	Share of net losses (earnings) of equity method investment	4.4	—	(1.2)	—
	Changes in working capital[1]	(278.3)	(287.8)	(859.2)	(1,017.1)
	Other	94.6	101.3	(39.3)	(36.4)
	Net cash provided by operating activities	192.7	191.5	262.4	40.1
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(96.7)	(109.4)	(283.5)	(327.4)
	(Payments) proceeds from sales of businesses, net of cash sold	—	(1.1)	76.7	(3.0)
	Business acquisitions, net of cash acquired	(6.2)	(15.1)	(682.2)	(521.9)
	Purchases of investments	(4.9)	(5.8)	(258.6)	(16.1)
	Payments on long-term debt	—	—	(400.0)	—
	Proceeds from debt issuance, net of fees	—	—	496.2	—
	Stock purchase contract fees	(10.1)	(10.1)	(30.3)	(30.3)
	Net short-term borrowings	28.6	309.5	1,117.9	1,445.1
	Premium paid on equity option	—	—	—	(57.3)
	Proceeds from issuances of common stock	21.5	10.2	46.1	32.8
	Purchases of common stock for treasury	(2.7)	(301.8)	(11.9)	(514.5)
	Cash dividends on common stock	(102.3)	(97.4)	(297.6)	(286.5)
	Effect of exchange rate changes on cash	(25.4)	5.8	(20.4)	(54.1)
	Other	5.0	(11.0)	(1.8)	6.7
	Net cash used in investing and financing activities	(193.2)	(226.2)	(249.4)	(326.5)
	(Decrease) increase in cash, cash equivalents and restricted cash	(0.5)	(34.7)	13.0	(286.4)
	Cash, cash equivalents and restricted cash, beginning of period	324.9	403.4	311.4	655.1
	Cash, cash equivalents and restricted cash, end of period	$324.4	$368.7	$324.4	$368.7
	Free Cash Flow Computation[2]
	Operating cash flow	$192.7	$191.5	$262.4	$40.1
	Less: capital and software expenditures	(96.7)	(109.4)	(283.5)	(327.4)
	Free cash flow (before dividends)	$96.0	$82.1	$(21.1)	$(287.3)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
				September 28, 2019	December 29, 2018
	Cash and cash equivalents			$311.7	$288.7
	Restricted cash included in Other current assets			12.7	22.7
	Cash, cash equivalents and restricted cash			$324.4	$311.4

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2
Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Third Quarter		Year-to-Date
	2019	2018	2019	2018
NET SALES
Tools & Storage	$2,534.0	$2,448.0	$7,452.3	$7,231.6
Industrial	632.7	562.0	1,837.6	1,639.3
Security	466.4	484.8	1,438.1	1,476.8
Total	$3,633.1	$3,494.8	$10,728.0	$10,347.7
SEGMENT PROFIT
Tools & Storage	$410.1	$356.2	$1,115.9	$1,056.2
Industrial	90.3	88.4	256.4	254.4
Security	33.1	47.4	110.6	141.0
Segment Profit	533.5	492.0	1,482.9	1,451.6
Corporate Overhead	(50.1)	(52.5)	(155.3)	(150.7)
Total	$483.4	$439.5	$1,327.6	$1,300.9
Segment Profit as a Percentage of Net Sales
Tools & Storage	16.2%	14.6%	15.0%	14.6%
Industrial	14.3%	15.7%	14.0%	15.5%
Security	7.1%	9.8%	7.7%	9.5%
Segment Profit	14.7%	14.1%	13.8%	14.0%
Corporate Overhead	(1.4)%	(1.5)%	(1.4)%	(1.5)%
Total	13.3%	12.6%	12.4%	12.6%

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Third Quarter 2019
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$1,239.5	$5.3	$1,244.8
	% of Net Sales	34.1%		34.3%
	Selling, general and administrative	756.1	(37.3)	718.8
	% of Net Sales	20.8%		19.8%
	Operating margin	483.4	42.6	526.0
	% of Net Sales	13.3%		14.5%
	Earnings before income taxes and equity interest	294.7	113.7	408.4
	Income taxes	59.2	28.6	87.8
	Share of net (losses) earnings of equity method investment	(4.4)	5.4	1.0
	Net earnings attributable to common shareowners	230.5	90.5	321.0
	Diluted earnings per share of common stock	$1.53	$0.60	$2.13

[1]	Acquisition-related charges and other relates primarily to restructuring, Security business transformation and margin resiliency initiatives.

		Third Quarter 2018
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$1,238.4	$3.3	$1,241.7
	% of Net Sales	35.4%		35.5%
	Selling, general and administrative	798.9	(63.6)	735.3
	% of Net Sales	22.9%		21.0%
	Operating margin	439.5	66.9	506.4
	% of Net Sales	12.6%		14.5%
	Earnings before income taxes	304.9	85.4	390.3
	Income taxes	56.6	19.5	76.1
	Net earnings attributable to common shareowners	247.8	65.9	313.7
	Diluted earnings per share of common stock	$1.65	$0.43	$2.08

[2]	Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, and a non-cash fair value adjustment.
[3]
The normalized 2019 and 2018 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2019
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross margin	$3,644.9	$22.4	$3,667.3
	% of Net Sales	34.0%		34.2%
	Selling, general and administrative	2,317.3	(86.9)	2,230.4
	% of Net Sales	21.6%		20.8%
	Operating margin	1,327.6	109.3	1,436.9
	% of Net Sales	12.4%		13.4%
	Earnings before income taxes and equity interest	893.2	199.2	1,092.4
	Income taxes	135.5	40.1	175.6
	Share of net earnings of equity method investment	1.2	19.0	20.2
	Net earnings attributable to common shareowners	756.7	178.1	934.8
	Diluted earnings per share of common stock	$5.03	$1.19	$6.22

[1]
Acquisition-related charges and other relates primarily to restructuring, deal and integration costs, Security business transformation, margin resiliency initiatives, and a gain on a sale of a business.

		Year-to-Date 2018
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross margin	$3,691.2	$13.8	$3,705.0
	% of Net Sales	35.7%		35.8%
	Selling, general and administrative	2,390.3	(105.5)	2,284.8
	% of Net Sales	23.1%		22.1%
	Operating margin	1,300.9	119.3	1,420.2
	% of Net Sales	12.6%		13.7%
	Earnings before income taxes	851.1	237.2	1,088.3
	Income taxes	139.3	30.0	169.3
	Net earnings attributable to common shareowners	712.0	207.2	919.2
	Diluted earnings per share of common stock	$4.68	$1.36	$6.04

[2]
Acquisition-related charges and other relates primarily to inventory step-up, integration and consulting costs, a non-cash fair value adjustment, an environmental remediation settlement, and a tax charge related to the enactment of new U.S. tax legislation.

[3]
The normalized 2019 and 2018 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Third Quarter 2019
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$410.1	$11.4	$421.5
	Industrial	90.3	4.8	95.1
	Security	33.1	17.6	50.7
	Segment Profit	533.5	33.8	567.3
	Corporate Overhead	(50.1)	8.8	(41.3)
	Total	$483.4	$42.6	$526.0
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	16.2%		16.6%
	Industrial	14.3%		15.0%
	Security	7.1%		10.9%
	Segment Profit	14.7%		15.6%
	Corporate Overhead	(1.4)%		(1.1)%
	Total	13.3%		14.5%

[1]	Acquisition-related and other charges relate primarily to Security business transformation and margin resiliency initiatives.

		Third Quarter 2018
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$356.2	$49.7	$405.9
	Industrial	88.4	6.2	94.6
	Security	47.4	6.6	54.0
	Segment Profit	492.0	62.5	554.5
	Corporate Overhead	(52.5)	4.4	(48.1)
	Total	$439.5	$66.9	$506.4
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.6%		16.6%
	Industrial	15.7%		16.8%
	Security	9.8%		11.1%
	Segment Profit	14.1%		15.9%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	12.6%		14.5%

[2]	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs, and a non-cash fair value adjustment.
[3]
The normalized 2019 and 2018 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2019
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,115.9	$31.5	$1,147.4
	Industrial	256.4	22.1	278.5
	Security	110.6	44.7	155.3
	Segment Profit	1,482.9	98.3	1,581.2
	Corporate Overhead	(155.3)	11.0	(144.3)
	Total	$1,327.6	$109.3	$1,436.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.0%		15.4%
	Industrial	14.0%		15.2%
	Security	7.7%		10.8%
	Segment Profit	13.8%		14.7%
	Corporate Overhead	(1.4)%		(1.3)%
	Total	12.4%		13.4%

[1]	Acquisition-related and other charges relate primarily to integration costs, Security business transformation and margin resiliency initiatives.

		Year-to-Date 2018
		Reported	Acquisition- Related Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,056.2	$82.2	$1,138.4
	Industrial	254.4	19.1	273.5
	Security	141.0	9.9	150.9
	Segment Profit	1,451.6	111.2	1,562.8
	Corporate Overhead	(150.7)	8.1	(142.6)
	Total	$1,300.9	$119.3	$1,420.2
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	14.6%		15.7%
	Industrial	15.5%		16.7%
	Security	9.5%		10.2%
	Segment Profit	14.0%		15.1%
	Corporate Overhead	(1.5)%		(1.4)%
	Total	12.6%		13.7%

[2]	Acquisition-related charges relate primarily to inventory step-up, integration and consulting costs, and a non-cash fair value adjustment.
[3]
The normalized 2019 and 2018 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.